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                                                                   EXHIBIT 10.13
                                                                   -------------

                           SOFTWARE LICENSE AGREEMENT


          THIS SOFTWARE LICENSE AGREEMENT ("Agreement") is entered into as of this 17th day of October, 1996 (the "Effective Date") between Ryder Truck Rental, Inc., a Florida corporation with its principal place of business at 3600 N.W. 82nd Avenue, Miami, Florida 33166 (hereinafter "Ryder") and Ryder TRS, Inc. (f/k/a RCTR Holdings, Inc.), a Delaware corporation with its principal place of business at 8669 N.W. 36th Street, Miami, Florida 33166 (hereinafter "TRS").
TRS and Ryder are at times referred to herein individually as a "Party" and collectively, as the "Parties".

          WHEREAS, Ryder and TRS are parties to an Asset and Stock Purchase Agreement dated September 19, 1996 (the "Asset Purchase Agreement") under which TRS is purchasing from Ryder certain assets and businesses of Ryder's Consumer Truck Rental division ("Division") and under which the Parties have agreed that: (i) TRS will be granted a license to use, pursuant to the terms and conditions set forth herein, certain computer software and related documentation currently used by Ryder, and (ii) Ryder will be granted a license to use, pursuant to the terms and conditions set forth herein, certain computer software and related documentation transferred from Ryder to TRS under the Asset Purchase Agreement.

          NOW, THEREFORE, in consideration of the rights and obligations set forth herein and in the Asset Purchase Agreement, the adequacy of which is hereby acknowledged, the Parties agree as follows:

1    Definitions.  The following terms, when used in this Agreement with initial
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     capital letters, shall have the respective meanings set forth in this
     Section 1. Capitalized terms not defined in this Section 1 shall have the meanings given in the Asset Purchase Agreement.

     1.1   TRS Software.  The term "TRS Software" means those software programs
           ------------
           set forth on Exhibit A to this Agreement and Related Documentation
                        ---------
           pertaining thereto.

     1.2   Related Documentation.  The term "Related Documentation" as used
           ---------------------
           herein shall mean human-readable source code with comments, user/operator/programmer documentation, manuals, data/file structures, or any other related materials, but only to the extent such materials are in existence and presently available for use in the normal course as of the Effective Date of this Agreement.
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     1.3   Ryder Software.  The term "Ryder Software" means those software
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           programs set forth on Exhibit B to this Agreement and Related
                                 ---------
           Documentation pertaining thereto.

2    Ryder's License to TRS.  Subject to the terms and conditions set forth
     ----------------------
herein and Section 6.2(d) of the Asset Purchase Agreement, Ryder hereby grants to TRS and its Affiliates a worldwide, perpetual, royalty-free, nontransferable (subject to the provisions set forth herein), non-exclusive license to use, copy and modify the Ryder Software and make derivative works therefrom at any site and on any computer central processing unit(s). The Software may be utilized by employees and agents of TRS, provided, however, that any agents who utilize the
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Ryder Software agree to be bound by the restrictions contained in Sections 7 and
10.7 herein.

3    TRS's License to Ryder.  Subject to the terms and conditions of this
     ----------------------
Agreement, TRS grants to Ryder and its Affiliates a worldwide, perpetual, royalty-free, nontransferable (subject to the provisions set forth herein), nonexclusive license, to use, copy and modify the TRS Software and make derivative works therefrom at any site and on any computer central processing unit to use in Ryder's business operations provided, however, that Ryder shall
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not use the TRS Software in contravention of the non-compete provisions of the
Asset Purchase Agreement. The Software may be utilized by employees and agents of Ryder, provided, however, that any agents who utilize the TRS Software agree
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to be bound by the restrictions contained in Sections 7 and 10.7 herein.

4    Royalties and Fees.
     ------------------

     Neither party shall be entitled to royalties or license fees in consideration of the licenses granted under this Agreement.

5    Termination.
     -----------

     5.1   Termination for Breach.
           ----------------------

           (a) If either Party (hereinafter called the "Breaching Party") shall breach any of its material obligations under this Agreement, the other Party (hereinafter called the "Non-Breaching Party") may give written notice to the Breaching Party specifying the nature of such breach and stating that the Non-Breaching Party intends to terminate the license it granted to the other Party hereunder if such default is not cured within forty-five (45) days of such written notice. If any breach so specified is not cured within such period, the Non-Breaching Party may elect to immediately terminate the license it granted to the other Party hereunder. Such termination shall be effective upon giving a written notice of termination from the Non-

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      Breaching Party to the Breaching Party and shall be without prejudice to any other remedy which may be available to the Non-Breaching Party against the Breaching Party .

     5.2   Termination for Insolvency.
           --------------------------

           Either Party may immediately terminate the license it granted to the other Party hereunder by a written notice to the other without any prior written notice upon the occurrence of any of the following events: (i) the other Party voluntarily enters into proceedings in bankruptcy or insolvency; (ii) the other Party shall make an assignment for the benefit of creditors; (iii) a petition shall be filed against the other Party under a bankruptcy law, a corporate reorganization law, or any other law for the relief of debtors (or similar law in purpose or effect) and such petition shall not have been dismissed within sixty (60) days; or (iv) the other Party enters into liquidation or dissolution proceedings.

     5.3   Effects of Termination.
           ----------------------

           5.3.1  Termination of Ryder Software License.  Upon termination of
                  -------------------------------------
       the license of the Ryder Software for any reason, TRS shall immediately cease using the Ryder Software and shall return all copies of the Ryder Software in its possession to Ryder.

           5.3.2  Termination of TRS Software License.  Upon termination of the
                  -----------------------------------
       license of the TRS Software for any reason, Ryder shall immediately cease using the TRS Software and shall return all copies of the TRS Software in its possession to TRS.

6    Warranty Disclaimer and Limitation of Damages.  THE RYDER SOFTWARE AND THE
     ---------------------------------------------
     TRS SOFTWARE ARE PROVIDED "AS IS" AND "WITH ALL FAULTS." NEITHER PARTY SHALL HAVE ANY OBLIGATION UNDER THIS AGREEMENT TO PROVIDE TO THE OTHER PARTY ANY MAINTENANCE OR SUPPORT SERVICES WHATSOEVER WITH RESPECT TO THE SOFTWARE IT IS LICENSING TO THE OTHER PARTY HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY SERVICES TO CORRECT MALFUNCTIONS, MODIFY OR ENHANCE THE SOFTWARE), PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT BE DEEMED TO RELIEVE RYDER FROM ANY OF ITS OBLIGATIONS SET FORTH IN THE MIS SUPPORT AGREEMENT OF EVEN DATE. RYDER AND TRS EXPRESSLY DISCLAIM ALL WARRANTIES WITH RESPECT TO THE RYDER SOFTWARE AND THE TRS SOFTWARE, RESPECTIVELY, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY USAGE OF TRADE OR COURSE OF DEALING, INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (EXCEPT AS EXPRESSLY SET FORTH IN THE ASSET PURCHASE AGREEMENT), NO MISAPPROPRIATION (EXCEPT AS EXPRESSLY SET FORTH IN THE ASSET PURCHASE AGREEMENT) AND NONINFRINGEMENT (EXCEPT AS EXPRESSLY SET FORTH IN THE ASSET PURCHASE AGREEMENT). NEITHER PARTY

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     SHALL IN ANY EVENT BE LIABLE FOR PUNITIVE, SPECIAL, DIRECT, INDIRECT,
     INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION OR ANY OTHER LOSS) ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT OR REGARDING THE LICENSES GRANTED HEREUNDER, WHETHER CLAIMED UNDER CONTRACT, TORT OR ANY OTHER LEGAL THEORY OR FOR LOSS OR DAMAGE TO THE OTHER PARTY'S DATA OR PROGRAMMING; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT PRECLUDE EITHER PARTY FROM EXERCISING ANY OF ITS RIGHTS UNDER THE ASSET PURCHASE AGREEMENT IN ACCORDANCE WITH THE TERMS THEREOF. EXCEPT AS SET FORTH IN SECTION 9, RYDER'S AND TRS'S SOLE LIABILITY TO EACH OTHER AND THEIR SOLE REMEDY AVAILABLE UNDER THIS AGREEMENT SHALL BE REASONABLE COOPERATION IN OBTAINING FOR THE ACCOUNT OF THE USER REPAIR OR REPLACEMENT OF THE FUNCTIONALITY OF ANY SOFTWARE THAT FAILS TO CONTINUE TO PERFORM AT THE LEVEL AT WHICH IT PERFORMS AS OF THE CLOSING.

7    Confidential Information.  Each Party shall use reasonable efforts, and at
     ------------------------
     least the same care that it uses to protect its own proprietary information of like importance, to prevent unauthorized dissemination or disclosure of the software owned by the other Party both during and after the term of this Agreement.

8    Software Ownership.
     ------------------

     8.1   Ryder Software.  The Ryder Software and Related Documentation are the
           --------------
      property of Ryder and remain so even after delivery to TRS.

     8.2   TRS Software.  The TRS Software and Related Documentation are the
           ------------
           property of TRS and remain so even after delivery to Ryder.

9    Remedies.  Each Party acknowledges that its breach of Article 2 (in the
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     case of TRS), Article 3 (in the case of Ryder), Article 7 (in the case of each Party) or Section 10.7 (in the case of each Party) would cause immediate and irreparable harm to the other Party for which money damages would be inadequate. Therefore, each Party shall be entitled to injunctive relief for the other Party's breach of said Articles without proof of actual damages and without the posting of bond or other security. Such remedy shall not be deemed to be the exclusive remedy for breach of said Articles but shall be in addition to all other remedies available at law or in equity.

10   General.
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     10.1  Relationship of the Parties.  It is expressly understood and agreed
           ---------------------------
           that this Agreement does not constitute either Party as an employee, partner, joint venturer, agent or other representative of the other

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           Party for any purpose whatsoever.  Neither Party has the right or authority to enter into any contract, warranty, guarantee or other undertaking in the name of or for the account of the other Party, or to assume or create any obligation or liability of any kind, express or implied, on behalf of the other Party, or to bind the other Party in any manner whatsoever, or hold itself out as having any right, power or authority to create any such obligation or liability on behalf of the other or to bind the other Party in any manner whatsoever (except as to any actions taken by either Party at the express written request and direction of the other Party).

     10.2  Force Majeure.  Neither Party shall be liable for its failure or
           -------------
      delay in fulfilling its obligations hereunder, if such failure or delay is caused by fire, flood, weather conditions or other Acts of God, invasions, insurrections, riots, closing of the public highways, strike, lockout or other labor dispute, civil unrest, war or any other reason beyond the reasonable control of the Party. In the case of strikes, lockouts or other labor disputes, it is understood that such event is beyond the reasonable control of the party suffering the event unless and until the Party is able to resolve it in a manner which such Party deems reasonable and appropriate.

     10.3  Counterparts.  This Agreement may be executed in one or more
           ------------
      counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section, provided receipt of copies of such counterparts is confirmed.

     10.4  Governing Law; Jurisdiction and Forum.
           -------------------------------------

           10.4.1 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law principles thereof, except for matters of Florida corporate law, as to which such law shall apply.

           10.4.2 Ryder and TRS hereby irrevocably submit to the jurisdiction of any New York State or Federal court sitting in the City of New York in any action or proceeding arising out of this Agreement or the transactions contemplated hereby. Ryder and TRS hereby irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding.

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           10.4.3    By the execution and delivery of this Agreement, TRS (i)
     irrevocably designates and appoints Jay Alix & Associates ("JA&A"), 575 Fifth Avenue, New York, New York 10017, as its authorized agent upon which process may be served in any action or proceeding arising out of or relating to this Agreement so long as JA&A maintains a place of business at an address in New York City; provided that TRS may at any time designate and appoint in lieu of JA&A The Corporation Trust Company ("CTC") care of
                                                                 ---
     CT Corporation System, at 1633 Broadway, 23rd floor, in the City of New York, County of New York, State of New York, to so serve, (ii) submits to the personal jurisdiction of any state or federal court in the State of New York in any such action or proceeding, and (iii) agrees that service of process upon CTC shall be deemed in every respect effective service of process upon TRS in any such action or proceeding. TRS further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CTC in full force and effect so long as this Agreement shall be in effect. The foregoing shall not limit the rights of any party to serve process in any other manner permitted by law.

     10.5  Entire Agreement.  This Agreement and the Schedules and Exhibits
           ----------------
      hereto contain the entire agreement between the parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon anyone not a party hereto any rights or remedies hereunder.

     10.6  Notices.  All notices shall be in writing and delivered personally or
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      sent by nationally recognized overnight delivery service (e.g., Federal
      Express) or registered or certified mail, return receipt requested, to the appropriate address set forth below. Notices to Ryder shall be addressed to:

                Ryder Truck Rental, Inc.
                3600 N.W. 82nd Avenue
                Miami, Florida  33166
                Attention:  President

                with a copy to:

                Ryder System, Inc.
                3600 N.W. 82nd Avenue
                Miami, Florida  33166
                Attention:  General Counsel

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      or at such other address and to the attention of such other person as
      Ryder may designate by written notice to TRS. Notices to TRS shall be addressed to:

                Ryder TRS, Inc.
                c/o Questor Management Company
                4000 Town Center, Suite 530
                Southfield, MI  48075
                Attention:  President

                with a copy to:

                Ryder TRS, Inc.
                8669 N.W. 36th Street
                Miami, FL  33166
                Attention:  Gerald R. Riorden

                Willkie Farr & Gallagher
                153 East 53rd Street
                New York, NY  10022
                Attention:  Thomas M. Cerabino, Esq.

      or at such other address and to the attention of such other person as TRS may designate by written notice to Ryder.

     10.7  Successors and Assigns.  This Agreement shall be binding upon and
     ----  ----------------------
      inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, that neither party may assign this Agreement without the prior written consent of the other party. Notwithstanding the foregoing: (i) TRS may assign this Agreement, upon 10 days prior written notice to and without the consent of Ryder, to a party who purchases or acquires, as a going concern, the business of TRS or all or substantially all of TRS's assets, provided, however, that any assignee of this Agreement must (a) agree with Ryder, in writing, to be bound by the terms and provisions hereof, (b) have a debt/equity ratio as good as TRS's at the time of execution hereof, (c) be the assignee of the competition provisions in Section 6.2(d) of the Asset Purchase Agreement and the following agreements defined in the Asset Purchase Agreement (to the extent such agreements are still existing at the time of such assignment): (1) the Copyright License Agreement, (2) the Administrative Services Agreement, (3) the Trademark Agreement, (4) the Dealer Agreement,
      (5) the Vehicle Maintenance Agreement, (6) the MIS Support Agreement, and
      (7) the Used Truck Sales Agreement, and (d) not be one of the parties set forth in paragraph number 8 on Schedule 3 of the Trademark Agreement, (ii) Ryder may assign this Agreement, upon 10 days prior written notice to and without the consent of TRS, to a party who purchases or acquires, as a going concern, the business of Ryder or all or substantially all of Ryder's assets, provided, however, that any assignee of

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      this Agreement must (a) agree with TRS, in writing, to be bound by the terms and provisions hereof, and (b) have a debt/equity ratio a good as Ryder's at the time of execution hereof. TRS may assign its rights hereunder to any lenders which provide financing to TRS for the purpose of consummating the transactions contemplated under the Asset Purchase Agreement, or refinancing any such financing, including any successors thereto.

     10.8  Headings; Definitions.  The headings contained in this Agreement are
           ---------------------
      inserted for convenience of reference only and will not affect the meaning or interpretation of the Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

     10.9  Amendments and Waivers.  This Agreement may not be modified or
           ----------------------
      amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

        10.10  Interpretation; Absence of Presumption.  This Agreement shall be
               --------------------------------------
           construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

        10.11  Severability.  Any provision hereof which is invalid or
               ------------
   unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

        10.12  Survival.  The provisions contained in Sections 5.3, 6, 7, 9 and
               --------
   this Section 10 shall survive the termination of this Agreement for any reason whatsoever.

                            (CONTINUED ON NEXT PAGE)

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          IN WITNESS WHEREOF, the parties have caused this Software License
Agreement to be executed by their duly authorized officers as of the date first written above.


RYDER TRUCK RENTAL, INC.               RYDER TRS, INC. (f/k/a
"RYDER"                                RCTR HOLDINGS, INC.)
                                       "TRS"


By: /s/Dwight D. Denny                 By:/s/ Wallace L. Rueckel
    ------------------                    ----------------------
     Dwight D. Denny                      Wallace L. Rueckel
      Executive V.P.-Development          Senior Vice President &
                                           Treasurer

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